MUNIHOLDINGS
                                                              INSURED
                                                              FUND III, INC.

                                                     STRATEGIC
                                                              Performance

                                [GRAPHIC OMITTED]

                                                              Semi-Annual Report
                                                              October 31, 1999

                       MUNIHOLDINGS INSURED FUND III, INC.

The Benefits and Risks of Leveraging

MuniHoldings Insured Fund III, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                           MuniHoldings Insured Fund III, Inc., October 31, 1999

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for MuniHoldings Insured Fund III, Inc. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations.

Since inception (May 28, 1999) through October 31, 1999, the Common Stock of MuniHoldings Insured Fund III, Inc. earned $0.377 per share income dividends, which included earned and unpaid dividends of $0.072. This represents a net annualized yield of 7.00%, based on a month-end net asset value of $12.51 per share. Over the same period, the total investment return on the Fund's Common Stock was -14.60%, based on a change in per share net asset value from $15.00 to $12.51, and assuming reinvestment of $0.305 per share income dividends.

For the period May 28, 1999 through October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.21%.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, by October 31, 1999, economic indicators were released suggesting that despite strong economic and employment growth in the third fiscal quarter of 1999, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to approximately 6.15% by October 31, 1999. During the last six months, yields on 30-year US Treasury bonds increased more than 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose almost 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of almost 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

At the Fund's inception, we had a positive investment outlook toward the municipal bond market, and we expected that interest rates would remain stable going forward. Therefore, we fully invested the Fund and continued this strategy for the early part of the period. However, during the last five months, the municipal bond market underperformed the US Treasury market. This sub-par performance can be attributed to a lack of institutional demand and a large increase of corporate and agency issues resulting in a wider yield spread to US Treasury issues and certain allocations away from municipal bonds. Given the robust economic environment early in the period, it did not seem likely that long-term interest rates would decline. Accordingly, we maintained our strategy of focusing on income-producing securities. We believed that coupon income could potentially be a more significant segment of the Fund's annual total return performance should the tax-exempt bond market perform as anticipated in the ensuing months. Keeping shareholder income as a priority, MuniHoldings Insured Fund III, Inc. was fully invested for most of the past several months, and we expect to maintain this position going forward.

In Conclusion

We appreciate your investment in MuniHoldings Insured Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

December 2, 1999


                                     2 & 3

                           MuniHoldings Insured Fund III, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                               S&P     Moody's     Face                                                                      Value
STATE                        Ratings   Ratings    Amount     Issue                                                         (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Alabama -- 3.3%              AAA       Aaa       $ 6,000     Jefferson County, Alabama, Sewer Revenue Bonds, Capital
                                                             Improvement Warrants, Series A, 5% due 2/01/2033 (b)          $  5,012
------------------------------------------------------------------------------------------------------------------------------------
Arizona -- 0.8%              A1+       P1          1,200     Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES,
                                                             3.55% due 12/01/2009 (d)                                         1,200
------------------------------------------------------------------------------------------------------------------------------------
California -- 2.3%           AAA       Aaa         4,000     San Francisco, California, City and County Airport Commission,
                                                             International Airport Revenue Bonds, Second Series, Issue 15B,
                                                             5% due 5/01/2024 (c)                                             3,490
------------------------------------------------------------------------------------------------------------------------------------
Colorado -- 2.7%             A1+       VMIG1+      1,500     Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                             VRDN, 3.55% due 5/01/2013(a)(d)                                  1,500
                             A1+       NR*         2,600     Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Company
                                                             Project), VRDN, AMT, Series B, 3.60% due 4/01/2014 (d)           2,600
------------------------------------------------------------------------------------------------------------------------------------
Delaware  -- 2.1%            AAA       Aaa         3,430     Delaware State Housing Authority, S/F Mortgage Revenue
                                                             Refunding Bonds, AMT, Senior Series A-1, 5.55%
                                                             due 7/01/2019 (a)                                                3,171
------------------------------------------------------------------------------------------------------------------------------------
District of                  AAA       Aaa         8,000     District of Columbia, GO, Refunding, Series A, 5.25%
Columbia  -- 4.6%                                            due 6/01/2027 (c)                                                7,011
------------------------------------------------------------------------------------------------------------------------------------
Illinois -- 13.4%            AAA       Aaa         3,370     Chicago, Illinois, Board of Education, GO (Chicago School
                                                             Reform Project), Series A, 5.25% due 12/01/2030 (a)              2,939
                             AAA       Aaa         8,485     Chicago, Illinois, GO, Project and Refunding, Series A, 5.125%
                                                             due 1/01/2029 (b)                                                7,262
                             AAA       Aaa         7,500     Illinois State, GO, 5.375% due 6/01/2024 (b)                     6,785
                             AAA       Aaa         4,000     Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                             State Tax Revenue Refunding Bonds (McCormick Place Expansion
                                                             Project), Series A, 5.25% due 6/15/2027 (a)                      3,515
------------------------------------------------------------------------------------------------------------------------------------
Indiana -- 2.0%              AAA       Aaa         3,500     Indiana Health Facilities Financing Authority, Hospital Revenue
                                                             Refunding Bonds (Sisters of Saint Francis Health), Series A,
                                                             5.375% due 11/01/2027 (c)                                        3,129
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 2.7%        AAA       Aaa         5,000     Massachusetts State Turnpike Authority, Metropolitan Highway
                                                             System, Revenue Refunding Bonds, Sub-Series A,
                                                             5% due 1/01/2039 (a)                                             4,152
------------------------------------------------------------------------------------------------------------------------------------
Michigan -- 4.5%             A1+       VMIG1+      1,200     University of Michigan, University Hospital Revenue Refunding
                                                             Bonds, VRDN, Series A, 3.50% due 12/01/2019 (d)                  1,200
                             A1+       VMIG1+        900     University of Michigan, University Revenue Refunding Bonds
                                                             (Medical Service Plan), VRDN, Series A-1, 3.50%
                                                             due 12/01/2021 (d)                                                 900
                             AAA       Aaa         5,790     Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                                             Metropolitan -- Wayne County Airport), AMT, Series A,
                                                             5% due 12/01/2028 (c)                                            4,832
------------------------------------------------------------------------------------------------------------------------------------
Nevada -- 3.1%               AAA       Aaa         3,000     Clark County, Nevada, Airport Revenue Bonds, Sub-Lien,
                                                             Series A, 6% due 7/01/2029 (c)                                   2,975
                             A1+       P1          1,700     Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                             Pacific Power Company Project), AMT, VRDN,
                                                             3.60% due 12/01/2020 (d)                                         1,700
------------------------------------------------------------------------------------------------------------------------------------
New York -- 8.0%             AA        Aa3         5,000     New York City, New York, City Transitional Finance Authority
                                                             Revenue Bonds, Future Tax Secured, Series A, 6%
                                                             due 8/15/2029                                                    4,972
                             A-        A3          5,000     New York City, New York, GO, Series H, 5% due 3/15/2029          4,187
                             AAA       Aaa         3,600     New York State Dormitory Authority, Revenue Refunding Bonds
                                                             (Consolidated City University System), Series 1,
                                                             5.125% due 7/01/2027 (c)                                         3,134
------------------------------------------------------------------------------------------------------------------------------------
North Carolina -- 2.0%       A1+       NR*         3,100     Raleigh Durham, North Carolina, Airport Authority, Special
                                                             Facility Revenue Refunding Bonds (American Airlines Inc.),
                                                             VRDN, Series B, 3.55% due 11/01/2005 (d)                         3,100
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 2.8%         AAA       Aaa         3,830     Pittsburgh and Allegheny County, Pennsylvania, Public
                                                             Auditorium Revenue Bonds (Regional Asset District Sales Tax),
                                                             5% due 2/01/2029 (a)                                             3,258
                             A1+       NR*         1,000     Schuylkill County, Pennsylvania, IDA, Resource Recovery
                                                             Revenue Refunding Bonds (Northeastern Power Company),
                                                             VRDN, Series A, 3.50% due 12/01/2022 (d)                         1,000
------------------------------------------------------------------------------------------------------------------------------------
Texas -- 18.1%               AAA       Aaa         4,205     Coastal Water Authority, Texas, Contract Revenue Refunding
                                                             Bonds (City of Houston Projects), 5% due 12/15/2025 (e)          3,594
                             BBB-      Baa1        3,200     Dallas-Fort Worth, Texas, International Airport Facilities,
                                                             Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                                             AMT, 6.375% due 5/01/2035                                        3,064
                             AAA       Aaa        10,000     Houston, Texas, Airport System Revenue Refunding Bonds,
                                                             Sub Lien, Series C, 5% due 7/01/2028 (b)                         8,482
                             AAA       Aaa         8,000     Houston, Texas, Water and Sewer System Revenue Bonds,
                                                             Junior Lien, Series C, 5.375% due 12/01/2027 (b)                 7,244
                             AAA       Aaa         6,000     Matagorda County, Texas, Navigation District Number 1,
                                                             Revenue Refunding Bonds (Reliant Energy Inc.), Series A,
                                                             5.25% due 6/01/2026 (a)                                          5,290
------------------------------------------------------------------------------------------------------------------------------------
Utah -- 5.8%                 AAA       Aaa         5,055     Salt Lake City, Utah, Metropolitan Water District, Water
                                                             Revenue Bonds, 5.375% due 7/01/2029 (a)                          4,510
                             AAA       Aaa         4,850     Utah Water Finance Agency Revenue Bonds (Pooled Loan
                                                             Financing Program), Series A, 5.50% due 10/01/2029 (a)           4,415
------------------------------------------------------------------------------------------------------------------------------------
Washington -- 18.4%          AAA       NR*        15,000     King County, Washington, GO, Refunding, RIB, Series 47,
                                                             6.655% due 1/01/2034 (c)(f)                                     11,162
                                                             King County, Washington, Sewer Revenue Bonds (b):
                             AAA       Aaa         3,000        5.25% due 1/01/2026                                           2,651
                             AAA       Aaa         5,970        5.25% due 1/01/2030                                           5,236
                             AAA       Aaa        10,000     Washington State Health Care Facilities Authority, Revenue
                                                             Refunding Bonds (Providence Services), 5.375%
                                                             due 12/01/2019 (c)                                               9,102
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings Insured Fund III, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


                                     4 & 5

                           MuniHoldings Insured Fund III, Inc., October 31, 1999

SCHEDULE OF INVESTMENTS (concluded) (in Thousands)

                               S&P     Moody's     Face                                                                      Value
STATE                        Ratings   Ratings    Amount     Issue                                                         (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Wyoming -- 3.5%              AAA       Aaa       $ 6,000     Central Wyoming Regional Water System, Joint Powers Board
                                                             Revenue Refunding Bonds, 5.25% due 6/01/2030 (e)              $  5,364
------------------------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost -- $166,082) -- 100.1%                                                 153,138

                             Liabilities in Excess of Other Assets -- (0.1%)                                                   (122)
                                                                                                                           --------
                             Net Assets -- 100.0%                                                                          $153,016
                                                                                                                           ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   MBIA Insured.
(d) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(e)   FSA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
  *   Not Rated.
  +   Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................   83.5%
AA/Aa ................................................................    3.3
A/A ..................................................................    2.7
BBB/Baa ..............................................................    2.0
Other+ ...............................................................    8.6
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                             As of October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Assets:                      Investments, at value (identified cost -- $166,082,317) (Note 1a) .......                 $153,137,712
                             Cash ....................................................................                       14,801
                             Receivables:
                               Securities sold .......................................................  $ 3,528,876
                               Interest ..............................................................    3,153,431       6,682,307
                                                                                                        -----------    ------------
                             Total assets ............................................................                  159,834,820
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:                 Payables:
                               Securities purchased ..................................................    6,418,106
                               Dividends to shareholders (Note 1f) ...................................      181,457
                               Offering costs (Note 1e) ..............................................      154,899
                               Investment adviser (Note 2) ...........................................       15,503       6,769,965
                                                                                                        -----------
                             Accrued expenses and other liabilities ..................................                       48,909
                                                                                                                       ------------
                             Total liabilities .......................................................                    6,818,874
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:                  Net assets ..............................................................                 $153,015,946
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------
Capital:                     Capital Stock (200,000,000 shares authorized) (Note 4):
                               Preferred Stock, par value $.10 per share (2,714 shares of AMPS* issued
                               and outstanding at $25,000 per share liquidation preference) ..........                 $ 67,850,000
                               Common Stock, par value $.10 per share (6,806,667 shares issued and
                               outstanding) .......................................................... $    680,667
                             Paid-in capital in excess of par ........................................  100,535,260
                             Undistributed investment income -- net ..................................      630,935
                             Accumulated realized capital losses on investments -- net ...............   (3,736,311)
                             Unrealized depreciation on investments -- net ...........................  (12,944,605)
                                                                                                       ------------
                             Total -- Equivalent to $12.51 net asset value per share of Common Stock
                             (market price -- $12.00) ................................................                   85,165,946
                                                                                                                       ------------
                             Total capital ...........................................................                 $153,015,946
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                      6 & 7

                           MuniHoldings Insured Fund III, Inc., October 31, 1999

STATEMENT OF OPERATIONS

                             For the Period May 28, 1999+ to October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Investment                   Interest and amortization of premium and discount earned ...............                  $  3,661,947
Income (Note 1d):
------------------------------------------------------------------------------------------------------------------------------------
Expenses:                    Investment advisory fees (Note 2) ......................................  $   360,701
                             Commission fees (Note 4) ...............................................       63,848
                             Accounting services (Note 2) ...........................................       25,079
                             Professional fees ......................................................       17,455
                             Directors' fees and expenses ...........................................       10,921
                             Transfer agent fees ....................................................       10,567
                             Listing fees ...........................................................        6,230
                             Printing and shareholder reports .......................................        4,542
                             Custodian fees .........................................................        4,500
                             Pricing fees ...........................................................        2,617
                             Other ..................................................................        2,809
                                                                                                       -----------
                             Total expenses before reimbursement ....................................      509,269
                             Reimbursement of expenses (Note 2) .....................................     (371,595)
                                                                                                       -----------
                             Total expenses after reimbursement .....................................                       137,674
                                                                                                                       ------------
                             Investment income -- net ...............................................                     3,524,273
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Realized &                   Realized loss on investments -- net ....................................                    (3,736,311)
Unrealized Loss on           Unrealized depreciation on investments -- net ..........................                   (12,944,605)
Investments -- Net                                                                                                     ------------
(Notes 1b, 1d & 3):          Net Decrease in Net Assets Resulting from Operations ...................                  $(13,156,643)
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                     For the Period
                                                                                                                    May 28, 1999+ to
                             Increase (Decrease) in Net Assets:                                                     October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Operations:                  Investment income -- net ..............................................................   $  3,524,273
                             Realized loss on investments -- net ...................................................     (3,736,311)
                             Unrealized depreciation on investments -- net .........................................    (12,944,605)
                                                                                                                       ------------
                             Net decrease in net assets resulting from operations ..................................    (13,156,643)
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends to                 Investment income -- net:
Shareholders                   Common Stock ........................................................................     (2,075,094)
(Note 1f):                     Preferred Stock .....................................................................       (818,244)
                                                                                                                       ------------
                             Net decrease in net assets resulting from dividends to shareholders ...................     (2,893,338)
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock                Proceeds from issuance of Common Stock ................................................    102,000,000
Transactions                 Proceeds from issuance of Preferred Stock .............................................     67,850,000
(Notes 1e & 4):              Offering costs resulting from the issuance of Common Stock ............................       (219,940)
                             Offering and underwriting costs resulting from the issuance of Preferred Stock ........       (664,138)
                                                                                                                       ------------
                             Net increase in net assets derived from capital stock transactions ....................    168,965,922
                                                                                                                       ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:                  Total increase in net assets ..........................................................    152,915,941
                             Beginning of period ...................................................................        100,005
                                                                                                                       ------------
                             End of period* ........................................................................   $153,015,946
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------
                            *Undistributed investment income -- net ................................................   $    630,935
                                                                                                                       ============
------------------------------------------------------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


                                      8 & 9

                           MuniHoldings Insured Fund III, Inc., October 31, 1999

FINANCIAL HIGHLIGHTS

                             The following per share data and ratios have been derived
                             from information provided in the financial statements.                                  For the Period
                                                                                                                    May 28, 1999+ to
                             Increase (Decrease) in Net Asset Value:                                                October 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
Per Share                    Net asset value, beginning of period ................................................  $      15.00
Operating                                                                                                            -----------
Performance:                 Investment income -- net ............................................................           .51
                             Realized and unrealized loss on investments -- net ..................................         (2.45)
                                                                                                                    ------------
                             Total from investment operations ....................................................         (1.94)
                                                                                                                    ------------
                             Less dividends to Common Stock shareholders from investment income -- net ...........          (.30)
                                                                                                                    ------------
                             Capital charge resulting from issuance of Common Stock ..............................          (.03)
                                                                                                                    ------------
                             Effect of Preferred Stock activity:++
                               Dividends to Preferred Stock shareholders:
                                 Investment income -- net ........................................................          (.12)
                               Capital charge resulting from issuance of Preferred Stock .........................          (.10)
                                                                                                                    ------------
                             Total effect of Preferred Stock activity ............................................          (.22)
                                                                                                                    ------------
                             Net asset value, end of period ......................................................  $      12.51
                                                                                                                    ============
                             Market price per share, end of period ...............................................  $      12.00
                                                                                                                    ============
------------------------------------------------------------------------------------------------------------------------------------
Total Investment             Based on market price per share .....................................................       (18.08%)@
Return:**                                                                                                           ============
                             Based on net asset value per share ..................................................       (14.60%)@
                                                                                                                    ============
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on              Total expenses, net of reimbursement*** .............................................          .34%*
Average Net Assets                                                                                                  ============
of Common Stock:             Total expenses*** ...................................................................         1.27%*
                                                                                                                    ============
                             Total investment income -- net*** ...................................................         8.79%*
                                                                                                                    ============
                             Amount of dividends to Preferred Stock shareholders .................................         2.04%*
                                                                                                                    ============
                             Investment income -- net, to Common Stock shareholders ..............................         6.75%*
                                                                                                                    ============
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on              Total expenses, net of reimbursement ................................................          .21%*
Total Average                                                                                                       ============
Net Assets:+++***            Total expenses ......................................................................          .78%*
                                                                                                                    ============
                             Total investment income -- net ......................................................         5.37%*
                                                                                                                    ============
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on              Dividends to Preferred Stock shareholders ...........................................         3.21%*
Average Net Assets                                                                                                  ============
Of Preferred Stock:

------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:           Net assets, net of Preferred Stock, end of period (in thousands) ....................  $    85,166
                                                                                                                    ============
                             Preferred Stock outstanding, end of period (in thousands) ...........................  $    67,850
                                                                                                                    ============
                             Portfolio turnover ..................................................................       42.13%
                                                                                                                    ============
------------------------------------------------------------------------------------------------------------------------------------
Leverage:                    Asset coverage per $1,000 ...........................................................  $     2,255
                                                                                                                    ============
------------------------------------------------------------------------------------------------------------------------------------
Dividends Per                Investment income -- net ............................................................        $ 301
Share on Preferred                                                                                                  ============
Stock Outstanding:
------------------------------------------------------------------------------------------------------------------------------------

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Commencement of operations.
 ++   The Fund's Preferred Stock was issued on June 17, 1999.
+++   Includes Common and Preferred Stock average net assets.
  @   Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Insured Fund III, Inc. (the "Fund") is reg-istered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on May 28, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on May 20, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MSR. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on


                                     10 & 11

                           MuniHoldings Insured Fund III, Inc., October 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period May 28, 1999 to October 31, 1999, FAM earned fees of $360,701, of which $339,031 was voluntarily waived. In addition, FAM also reimbursed the Fund $32,564 in additional expenses.

During the period May 28, 1999 to October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $508,875 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period May 28, 1999 to October 31, 1999 were $213,328,152 and $56,489,132, respectively.

Net realized gains (losses) for the period May 28, 1999 to October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)          Losses
--------------------------------------------------------------------------------
Long-term investments ..................       $ (3,980,031)       $(12,944,605)
Financial futures contracts ............            243,720                  --
                                               ------------        ------------
Total ..................................       $ (3,736,311)       $(12,944,605)
                                               ============        ============
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $12,944,605, of which $13,008,451 related to appreciated securities and $63,846 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $166,082,317.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period May 28, 1999 to October 31, 1999 increased by 6,800,000 from shares sold.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1999 was 3.34%.

In connection with the offering of AMPS, the Board of Directors reclassified 2,714 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period May 28, 1999 to October 31, 1999 increased by 2,714 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period May 28, 1999 to October 31, 1999, MLPF&S, an affiliate of FAM, earned $51,572 as commissions.

5. Subsequent Event:

On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.072000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.


                                     12 & 13

                           MuniHoldings Insured Fund III, Inc., October 31, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MSR


                                     14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Insured Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Insured Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #MHINS3--10/99

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